                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):      December 17, 2001
                                                         -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

           0-25636                                      51-0269396
          -------                                      ----------
   (Commission File Number)              (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                          (Zip Code)


                   (302) 594-4000
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Registrant's telephone number, including area code

Item 5.   Other Events

               On December 17, 2001, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:

               Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         First USA Bank, National
                                         Association, as Servicer,
                                         on behalf of BANC ONE
                                         CREDIT CARD MASTER TRUST

                                            By:    /s/ Tracie H. Klein
                                                   --------------------------
                                            Name:   Tracie H. Klein
                                            Title:  First Vice President


Date:  December 17, 2001
       -----------------

EXHIBIT INDEX

Exhibit        Description                                                                                       Page
-------        -----------                                                                                       ----
99.1           Excess Spread Analysis                                                                               5

99.2           The Trust Allocation Report for the monthly Period ending November 30, 2001.                         6

99.3           Banc One Credit Card Master Trust - Summary Report for Series 1996-A                               7-8

99.4           Monthly Servicer's Certificate                                                                       9